                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                TO CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                Date of Report (Date of earliest event reported):
                                October 15, 1999

                               RESPONSE USA, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE             0-20770            52-1441922
        --------------------------------------------------------------
         (State or other          (Commission         (IRS Employer
         jurisdiction of           File Number)       Identification
         incorporation)                                   Number)

                       3 Executive Campus, 2nd Floor South
                              CHERRY HILL, NJ 08002
        --------------------------------------------------------------
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (856) 661-0700

                               11-H Princess Road
                         LAWRENCEVILLE, NEW JERSEY 08648
        --------------------------------------------------------------
                  (Former address if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.
-------           -------------------------------------

         As reported in Form 8-K dated September 30, 1999 and filed with the Securities and Exchange Commission on October 15, 1999 by Response USA, Inc. (the "Company"), the Company sold the stock of two of its wholly owned subsidiaries, United Security Systems, Inc. and The Jupiter Group, Inc. d/b/a Triple A Patrol to Vector Security, Inc. (the "Sale Transaction"). This Form 8-K/A provides pro forma financial information required under Item 7 of Form 8-K. Item 7 to the Form 8-K is hereby amended and restated in its entirety as provided below.


         The pro forma adjustments are based on available information and upon certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma financial statements and accompanying notes should be read in conjunction with the historical Consolidated Financial Statements of the Company including the notes thereto, and other financial information pertaining to the Company. The unaudited pro forma financial statements do not purport to represent what the actual results of operations or the actual financial position would have been if the Sale Transaction and the use of related proceeds had, in fact, occurred on such assumed dates or to project the Company's results of operations or financial position for any future period or date. The unaudited pro forma consolidated financial statements only reflect effects from the Sale Transaction and the use of related proceeds.


         The Private Securities Litigation Reform Act of 1995 (the "Reform Act") provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that would cause actual results to differ materially from those discussed in the statement. The Company desires to take advantage of the "safe harbor" provisions of the Reform Act. Except for the historical information contained herein, the matters discussed in this Form 8-K/A are forward-looking statements, which involve risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Important factors that can cause actual results to differ materially from the Company's expectations are disclosed in conjunction with the forward-looking statements or elsewhere herein.

         The following unaudited pro forma consolidated statements of operations for the year ended June 30, 1999 and the three months ended September 30, 1999 give effect to the Sale Transaction and the use of the proceeds received from such sale to acquire and retire 747,582 shares of treasury stock and to cancel 437,500 shares of Common Stock originally held in escrow, as if such events had been completed at July 1, 1998. The pro forma information is based on the historical financial statements of the Company giving effect to the adjustments described in the accompanying notes to the unaudited pro forma financial information.

         THESE PRO FORMA STATEMENTS OF OPERATIONS MAY NOT BE INDICATIVE OF THE RESULTS THAT ACTUALLY WOULD HAVE OCCURRED IF THE SALE TRANSACTION HAD OCCURRED ON JULY 1, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

        (a) Financial Statements of Business Acquired: N/A.

        (b) Pro Forma Financial Information:

            Response USA, Inc. and Subsidiaries Pro Forma Consolidated Statement of Operations for the Year Ended June 30, 1999 (Unaudited)

            Response USA, Inc. and Subsidiaries Pro Forma Consolidated Statement of Operations for the Three Months Ended September 30, 1999 (Unaudited)

            Notes to Unaudited Pro Forma Consolidated Financial Statements

        (c) Exhibits:

            See Item 7(b) above.

                       RESPONSE USA, INC. AND SUBSIDIARIES
                       -----------------------------------
       UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT OF OPERATIONS
       ------------------------------------------------------------------
                        FOR THE YEAR ENDED JUNE 30, 1999
                        --------------------------------


                                                                                            PRO FORMA
                                                                                 ------------------------------
                                                             HISTORICAL           ADJUSTMENTS          ADJUSTED
                                                         ---------------------------------------------------------
OPERATING REVENUES
     Product sales                                           $4,778,545          (3,859,335) {a}        $919,210
     Monitoring and service                                  19,786,538         (12,123,521) {a}      $7,663,017
     Security patrol                                          2,864,570          (2,864,570) {a}              $0
                                                          --------------       --------------       ------------
                                                             27,429,653         (18,847,426)          $8,582,227
                                                          --------------       --------------       ------------

COST OF REVENUES
     Product sales                                            4,474,744          (3,577,210) {a}        $897,534
     Monitoring and service                                   5,959,620          (3,973,790) {a}      $1,985,830
     Security patrol                                          2,236,396          (2,236,396) {a}              $0
                                                          --------------       --------------       ------------
                                                             12,670,760          (9,787,396)          $2,883,364
                                                          --------------       --------------       ------------
GROSS PROFIT                                                 14,758,893          (9,060,030)          $5,698,863
                                                          --------------       --------------       ------------
OPERATING EXPENSES
     Selling, general and administrative                     14,233,218          (7,686,978) {a}      $6,546,240
     Compensation - Employment contracts                        437,500                   0             $437,500
     Depreciation and amortization                            7,998,630          (5,289,620) {a}      $2,709,010
     Nonrecurring charges                                       208,501              (9,780) {a}        $198,721
                                                          --------------       --------------       ------------
                                                             22,877,849         (12,986,378)          $9,891,471
                                                          --------------       --------------       ------------
LOSS FROM OPERATIONS                                         (8,118,956)          3,926,348          ($4,192,608)
                                                          --------------       --------------       ------------

OTHER INCOME/(EXPENSE)
     Interest expense, net                                   (4,116,332)          2,998,930 {a}      ($1,117,402)
     Gain on sale of security division                                0          12,489,532 {b}      $12,489,532
     Loss on marketable securities                                    0                   0                   $0
                                                          --------------       --------------       ------------
                                                             (4,116,332)         15,488,462          $11,372,130
                                                          --------------       --------------       ------------

INCOME (LOSS) BEFORE TAXES                                  (12,235,288)         19,414,810           $7,179,522
     Income tax expense                                         (27,548)             21,315 {a}
                                                                                   (249,791){c}        ($256,024)
                                                          --------------       --------------       ------------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                     (12,262,836)         19,186,334           $6,923,498

EXTRAORDINARY ITEM
     Loss on debt extinguishment                            (2,567,806)          (3,092,740){e}      ($5,660,546)
                                                          --------------       --------------       ------------

NET INCOME (LOSS)                                          (14,830,642)          16,093,594           $1,262,952
                                                          --------------       --------------       ------------
                                                          --------------       --------------       ------------

Income (loss) per common share - Basic
     Income (loss) before extraordinary item                    ($1.66)                                    $1.12
     Extraordinary item                                         ($0.35)                                   ($0.91)
                                                          --------------                            ------------
     Net income (loss)                                          ($2.01)                                    $0.21
                                                          --------------                            ------------
                                                          --------------                            ------------

Weighted average number of shares outstanding                7,382,618           (1,185,082) {g}       6,197,536
                                                          --------------       --------------       ------------
                                                          --------------       --------------       ------------

Income (loss) per common share - Diluted
     Income (loss) before extraordinary item                    ($1.66)                                    $1.12
     Extraordinary item                                         ($0.35)                                   ($0.91)
                                                          --------------                            ------------
     Net income (loss)                                          ($2.01)                                    $0.21
                                                          --------------                            ------------
                                                          --------------                            ------------

Weighted average number of shares outstanding                7,382,618           (1,185,082) {g}       6,197,536
                                                          --------------       --------------       ------------
                                                          --------------       --------------       ------------

                       RESPONSE USA, INC. AND SUBSIDIARIES
                       -----------------------------------
       UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT OF OPERATIONS
       ------------------------------------------------------------------
                   FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1999
                   ---------------------------------------------


                                                                                                 PRO FORMA
                                                                                      --------------------------------
                                                                 HISTORICAL             ADJUSTMENTS         ADJUSTED
                                                                 -----------------------------------------------------
OPERATING REVENUES
     Product sales                                                   $1,325,609          (1,084,517) {a}        $241,092
     Monitoring and service                                           5,626,108          (3,121,546) {a}      $2,504,562
     Security patrol                                                    871,294            (871,294) {a}              $0
                                                                  --------------      --------------        -------------
                                                                      7,823,011          (5,077,357)          $2,745,654
                                                                  --------------      --------------        -------------
COST OF REVENUES
     Product sales                                                    1,204,010          (1,014,500) {a}        $189,510
     Monitoring and service                                           1,589,403            (951,293) {a}        $638,110
     Security patrol                                                    706,616            (706,616) {a}              $0
                                                                  --------------      --------------        -------------
                                                                      3,500,029          (2,672,409)            $827,620
                                                                  --------------      --------------        -------------
GROSS PROFIT                                                          4,322,982          (2,404,948)          $1,918,034
                                                                  --------------      --------------        -------------

OPERATING EXPENSES
     Selling, general and administrative                              4,028,020          (1,971,520) {a}      $2,056,500
     Compensation - Employment contracts                                      0                   0                   $0
     Depreciation and amortization                                    2,183,425          (1,255,757) {a}        $927,668
                                                                  --------------      --------------        -------------
                                                                      6,211,445          (3,227,277)          $2,984,168
                                                                  --------------      --------------        -------------
LOSS FROM OPERATIONS                                                 (1,888,463)            822,329          ($1,066,134)
                                                                  --------------      --------------        -------------

OTHER INCOME/(EXPENSE)
     Interest expense, net                                           (1,519,967)            895,589  {a}       ($624,378)
     Gain on sale of security division                               17,354,099         (17,354,099) {d}              $0
     Loss on marketable securities                                      (25,000)                  0             ($25,000)
                                                                  --------------      --------------        -------------
                                                                     15,809,132         (16,458,510)           ($649,378)
                                                                  --------------      --------------        -------------

INCOME (LOSS) BEFORE TAXES                                           13,920,669         (15,636,181)         ($1,715,512)
     Income tax expense                                                (704,200)            506,887  {a}       ($197,313)
                                                                  --------------      --------------        -------------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                             (13,216,469)        (15,129,294)         ($1,912,825)

EXTRAORDINARY ITEM
     Loss on debt extinguishment                                     (4,058,915)          4,058,915  {f}              $0
                                                                  --------------      --------------        -------------

NET INCOME (LOSS)                                                     9,157,554         (11,070,379)         ($1,912,825)
                                                                  --------------      --------------        -------------
                                                                  --------------      --------------        -------------

Income (loss) per common share - Basic
     Income (loss) before extraordinary item                              $1.58                                   ($0.27)
     Extraordinary item                                                  ($0.49)                                   $0.00
                                                                  --------------                            -------------
     Net income (loss)                                                    $1.09                                   ($0.27)
                                                                  --------------                            -------------
                                                                  --------------                            -------------
Weighted average number of shares outstanding                         8,351,012          (1,185,082) {g}       7,165,930
                                                                  --------------      --------------        -------------
                                                                  --------------      --------------        -------------

Income (loss) per common share - Diluted
     Income (loss) before extraordinary item                              $1.58                                   ($0.27)
     Extraordinary item                                                  ($0.49)                                   $0.00
                                                                  --------------                            -------------
     Net income (loss)                                                    $1.09                                   ($0.27)
                                                                  --------------                            -------------
                                                                  --------------                            -------------
Weighted average number of shares outstanding                         8,351,512          (1,185,082) {g}       7,166,430
                                                                  --------------      --------------        -------------
                                                                  --------------      --------------        -------------

                       RESPONSE USA, INC. AND SUBSIDIARIES
              NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION
  FOR THE YEAR ENDED JUNE 30, 1999 AND THE THREE MONTHS ENDED SEPTEMBER 30, 1999

(a)  To eliminate current period activity for the security division.

(b) To record the gain on sale of the security division net of amortization of the monitoring contracts for the period of July 1, 1998 to September 30, 1999.


(c) To record alternative minimum tax related to the gain on the sale of the security division.

(d)  To eliminate the gain on the sale of the security division.

(e) To write off the debt issue costs net of the amortization of debt issue costs for the period of July 1, 1998 to September 30, 1999 as loss on debt extinguishment.

(f)  To eliminate the loss on debt extinguishment.

(g) To adjust the weighted average number of shares by the shares repurchased and retired in connection with the Sale Transaction.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Response USA, Inc.

Dated:  December   , 1999           By:
                                        ----------------------------
                                        Donna M. Dorris,
                                        Chief Financial Officer